EXHIBIT 10.35

                                ADDENDUM NO. 2 TO
                     RESEARCH, OPTION AND LICENSE AGREEMENT

         This Addendum No. 2, effective as of October 31, 1996 (the "Addendum Effective Date"), between ELI LILLY AND COMPANY, a corporation organized under the laws of the State of Indiana, having its principal place of business at Lilly Corporate Center, Indianapolis, Indiana 46285, and its Affiliates (hereinafter collectively called "LILLY"),

                                      AND

      SYNAPTIC PHARMACEUTICAL CORPORATION (formerly known as Neurogenetic Corporation), a corporation organized under the laws of the State of Delaware, having its principal place of business at 215 College Road, Paramus, New Jersey 07652, and its Affiliates (hereinafter collectively called "SYNAPTIC").

                                    Recitals

       1. LILLY and SYNAPTIC are parties to a Research, Option and License Agreement dated as of January 25, 1991(the "Original Agreement"), as amended by the Addendum to Research, Option and License Agreement, effective as of January 1, 1995 ("Addendum No. 1"; and, together with the Original Agreement, the "Current Agreement"), pursuant to which they have collaborated in a research effort directed at certain serotonin (5-hydroxytryptamine or 5-HT) receptors and 5-HT- related disorders. Capitalized terms used and not defined in this Addendum No. 2 have the meanings ascribed to them in the Current Agreement.

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         2. The Current  Agreement  requires  SYNAPTIC to devote to the Project, and LILLY to provide financial support to SYNAPTIC for, a minimum of [***] Scientific Man Years. The parties desire to, among other things, increase the minimum level of effort required of SYNAPTIC, as well as the minimum level of financial support required of LILLY, subject to the terms and conditions set forth below, including the modification of certain terms and conditions contained in the Current Agreement.

         3. In addition, the parties desire to modify their economic arrangement with respect to certain compounds, on the terms and conditions set forth below, including the modification of certain terms and conditions contained in the Current Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter recited, the parties agree as follows:
         Section 1.  Definitions.

         (a) Modification of Definition. The definition of "Project" contained in Section 1.05 of the Current Agreement is hereby amended to read in its entirety as follows:
                  '"Project" means (i) with respect to the period beginning on January 25, 1991, and ending on December 31, 1994, the research and development program conducted by SYNAPTIC in the Field in collaboration with LILLY during such period and (ii) with respect to the period beginning on January 1, 1995, the continuation of such program; provided, however, that from and after January 1, 1995, such program shall be limited to the continued provision by SYNAPTIC to LILLY of support in [***]all in accordance with Sections 2.00, 2.01 and 5.00 and to the extent that LILLY's license shall not have terminated pursuant to Section 6.02; provided further, however, that such program may be expanded to include SYNAPTIC chemistry resources as contemplated by
         Section 7.00.'



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     (b)  Addition  of New  Defined  Terms.  There is hereby  added  immediately following  Section 1.19 of the Current  Agreement the following new subsections:
"Section 1.20. "5-HT4 Receptor" means any 5-HT4 receptor that is disclosed in U.S. Letters Patent No. 5,472,866 entitled "DNA Encoding 5-HT4a Receptors" and PCT International Application entitled "DNA Encoding 5-HT4 Serotonin Receptors and Uses Thereof," published as WO 94/14957.

                  Section 1.21. "Library Compound" means any Existing Lilly Compound or New Compound included within a Lilly Library.

                  Section 1.22. "Lilly Library" means any compound library which
         (i) Lilly, or an Affiliate thereof, owns or otherwise has access to and
         (ii) is subject to high volume screening in assays using Existing Synaptic Technology, Project Technology and/or 5-HT4 Receptors at Lilly's Affiliate, Sphinx Pharmaceuticals, or at other mutually agreed sites."


         Section 2.  Staffing, Planning and Execution of Project.
         (a)  SYNAPTIC  Effort  on  Project.   LILLY  hereby   acknowledges  its
              satisfaction to date with the performance by SYNAPTIC of its obligations with respect to the Project under Section 2.00 of the Current Agreement.

         Section 2.00 of the Current Agreement is hereby amended by deleting the first two sentences thereof in their entirety and by inserting in lieu thereof the following:
                  "From January 1, 1995, through December 31, 1996, SYNAPTIC shall devote a minimum of [***] Scientific Man Years per year to the Project. From and after January 1, 1997, during the term of the Project, SYNAPTIC shall devote a minimum of [***] Scientific Man Years per year to the Project, at least [***] of which shall be provided by scientists with Ph.D. degrees."

         Section 3.  Funding of the Project.
         (a) Duration and Amount of Funding. Section 3.00 of the Current Agreement is herebyamended to read in its entirety as follows:

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                  "Section  3.00.  Duration  and  Amount of  Funding.  LILLY has
         provided SYNAPTIC with financial support over the period from January 1, 1991, to October 31, 1996. LILLY shall provide SYNAPTIC with further financial support for the Project for the period from October 31, 1996, through December 31, 1998. SYNAPTIC shall use the funds supplied by LILLY solely for purposes of the Project. During the period from January 1, 1995, through December 31, 1996, the financial support provided to SYNAPTIC by LILLY shall be [***] per Scientific Man Year for [***] Scientific Man Years per year, and during the period from January 1, 1997, through December 31, 1998, the financial support provided to SYNAPTIC by LILLY shall be [***] per Scientific Man Year for [***] Scientific Man Years per year; provided, however, that as of January 1 of each year following 1995 the amount of funding per Scientific Man Year shall be increased by the percentage increase in the Bureau of Labor Statistics Consumer Price Index for Urban Consumers
         - New York, N.E. New Jersey Metropolitan Region Price Index during the one-year period ending on the immediately preceding October 1. The amount per Scientific Man Year shall be the total amount paid to SYNAPTIC by LILLY for SYNAPTIC's effort on the Project, with SYNAPTIC being responsible for all wages, supplies, facilities, utilities and all other expenses in connection with the performance by it of its services for the Project."

         Section 4.  Commercial Rights.
         (a) Exclusive Licenses to LILLY. Section 5.00(2) of the Current Agreement is hereby amended by deleting the period at the end thereof and by inserting in lieu thereof the following:
                                                      "; and"
         (b) Nonexclusive Licenses to LILLY. There is hereby added immediately following Section 5.00(2) of the Current Agreement, as amended by Section 4(a) above, the following new Section 5.00(3):
         "(3) grants to LILLY a nonexclusive, worldwide, noncancellable right and license to use and have used, for the sole purpose of testing compounds, (i) Existing Synaptic Technology, Project Technology and the 5-HT4 Receptors, the cDNA encoding such receptors, the cell lines expressing such receptors and, to the extent related to such receptors, binding assays and functional assays and (ii) all SYNAPTIC patent rights which would be infringed by LILLY's exercise of the right and license referred to in the foregoing clause (i); provided,

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         however,  that such  right and  license  does not  extend to the use of either of the aforementioned Technologies or the 5-HT4 Receptors and the aforementioned related

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         materials   and   technology   for  the   purpose  of  the   screening,
         identification, selection and/or development of any compound the mechanism of action of which involves a 5-HT4 Receptor and does not involve a Project Receptor."

         Section 5.  Commercial Terms.
         Under Section 6.00 of the Current Agreement, Lilly is required to pay Synaptic a running royalty of [***] of the Net Sales of each Product comprising any Existing Lilly Compound or New Compound, respectively, and to make certain milestone payments to Synaptic for each such Compound, subject to the other terms and conditions contained in the Agreement. Lilly and Synaptic desire to make certain modifications to their economic arrangement with respect to certain Existing Lilly Compounds and New Compounds. Accordingly, there is hereby added to the Current Agreement the following new Section 6.00A:

         "Section 6.00A. Payments by LILLY with respect to Certain Compounds. With respect to any Product comprising an Existing Lilly Compound or a New Compound that is, or is derived from information concerning, a Library Compound, the provisions of Section 6.00 shall apply, except in the case of any of the following:

     (a) [***] If such Existing Lilly Compound or New Compound [***], then LILLY shall not be required to pay SYNAPTIC any royalties or milestones with respect thereto; provided, however, that if such Compound is [***], then LILLY shall be required to -------- ------- pay SYNAPTIC (A) a running royalty of [***] of the Net Sales of each product comprising such [***] Compound and (B) the same milestone payments with respect to such [***] Compound that LILLY would be required to pay SYNAPTIC with respect to any Lilly Compound under Section 6.00 of this Agreement. In the event that royalties are payable by LILLY to SYNAPTIC pursuant to this Section 6.00A(a), the provisions regarding the computation and term of royalties, the payment thereof and records and taxes with respect thereto contained in this Agreement shall apply to such royalties to the same extent that such provisions apply to royalties payable under Section 6.00 of this Agreement. LILLY shall not later than December 1, 1996, develop and implement a procedure by which it may from time to time be readily determined whether any Existing Lilly Compound or New Compound is a [***] Compound. Such procedure shall be

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         described  in  writing  to  SYNAPTIC  prior to such  date and  shall be reasonably satisfactory to it. For purposes of this Section 6.00A(a), the term [***].

         (b) [***] If such Existing Lilly Compound or New Compound [***], then LILLY shall not be required to pay SYNAPTIC any royalties or milestones with respect thereto.

                  For purposes of this Section 6.00A, an Existing Lilly Compound or a New Compound [***].

                  The provisions of this Section 6.00A shall not affect in any way any obligation of LILLY that arose before March 1, 1996, to pay to SYNAPTIC royalties or milestone payments with respect to Products, Existing Lilly Compounds or New Compounds."

         Section 6. Term and Termination. The parties agree that Lilly's right under Section 9.02 of the Current Agreement to terminate the Project at any time after December 31, 1995, upon six (6) months advance written notice to SYNAPTIC is hereby extinguished. Accordingly, the text of Section 9.02 is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:
                                    "[Intentionally Omitted]"

     Section 7. Counterparts. This Addendum may be executed in two counterparts, each of which shall be an original instrument, but both of which together shall constitute one agreement. Section 8. Effect of Addendum. From and after the Addendum Effective Date, all references in the Current Agreement, as amended or supplemented by this Addendum, to "this

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Agreement,"  "hereunder,"  "hereof," "herein," or words of similar import, shall be a reference to the Current Agreement, as so amended or supplemented. Except as expressly amended or supplemented by this Addendum, the Current Agreement shall remain in full force and effect and unchanged.



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         IN WITNESS  WHEREOF,  the  parties  have  caused  this  Addendum  to be executed and delivered as of the Addendum Effective Date by their proper and duly authorized representatives.

                       SYNAPTIC PHARMACEUTICAL CORPORATION

                       By:    /s/ Kathleen P. Mullinix
                              -----------------------------------
                       Name:  Kathleen P. Mullinix
                       Title: Chairman, President
                               and Chief Executive Officer



                       ELI LILLY AND COMPANY

                       By:    /s/
                              ------------------------------------
                       Name:
                       Title:


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